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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2003
                                                         ----------------


                            IMAGIS TECHNOLOGIES INC.



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
     BRITISH COLUMBIA, CANADA              000-30090                        NONE
 (State or other jurisdiction of   (Commission File Number)  (IRS Employer Identification No.)
          incorporation)
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                         1630 - 1075 West Georgia Street
                           Vancouver, British Columbia
                                     Canada
                                     V6E 3C9
                                -----------------


              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (604) 684-2449



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ITEM 9.    REGULATION FD DISCLOSURE

Attached as an exhibit to this report is Notice of Meeting and Joint Information Circular of Imagis Technologies Inc. and Briyante Software Corp. in respect of Annual General and Extraordinary Meeting of Shareholders of Imagis Technologies Inc. and Extraordinary Meeting of Shareholders of Briyante Software Corp. The
exhibit is being furnished pursuant to this Item 9, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Imagis Technologies Inc.

Date: October 24, 2003
                                       By: /s/ Wayne Smith
                                           -------------------------------------
                                           Wayne Smith
                                           Vice President Finance,
                                           Chief Operating Officer


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                                  EXHIBIT INDEX
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EXHIBIT NO.       DESCRIPTION

99.1 Notice of Meeting and Joint Information Circular of Imagis Technologies Inc. and Briyante Software Corp. in respect of Annual General and Extraordinary Meeting of Shareholders of Imagis Technologies Inc. and Extraordinary Meeting of Shareholders of Briyante Software Corp.
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